
SignalShare Media Group
Investor Presentation

Forward-Looking Statements

This Presentation contains forward-looking statements within the meaning Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements included herein that address activities, events or developments that the Company expects, believes, estimates, plans, intends, projects or anticipates will or may occur in the future, including statements regarding (i) the Company' s beliefs and expectations with respect to the Hyatt contract, (ii) the Company' s assumptions and beliefs with respect to expected revenue per room, and (iii) the Company' s growth strategy, are forward-looking statements. Actual events may differ materially from those anticipated in the forward-looking statements. These statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties including, without limitation, the effectiveness of the Company' s growth strategies and sales efforts, competitive factors, legal disputes, and other risks described in the Company' s Annual Report on Form 10-K for the year ended December 31, 2014 and other filings the Company makes with the SEC from time to time. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company that the objectives and expectations of the Company will be achieved.

SIGNALSHARE

SignalShare Media Group provides access to consumer information by providing network infrastructure, data analytics, content and advertising sponsorship required to monetize the “eyeballs” on your network.

- SignalShare Media Group
  - SignalShare
  - SignalShare Communications
  - SignalShare Infrastructure

Corporate Profile

- Global media company with blue chip lineup of clients
- Significant player in Sports and Entertainment
- Technology business partner driven by results
- Roots in Analytics; reputation for technology, innovation and affordability
- Publicly traded. In the process of changing ticker symbol
- Headquartered in New Jersey, with offices in New York City, North Carolina, Colorado and California. 89 employees.
- $25M+ annual run-rate revenue
- Vertical focus
  - Professional sports and NCAA stadiums
  - Music festival and corporate events
  - Convention and hospitality centers
  - Corporate Communications services

Management Team

Aaron Dobrinsky – CEO

Founded & successfully sold publicly traded mobile wireless company to private equity group, deep technology, mobile and wireless experience.

Chris Broderick – COO

Deep wired & wireless operational background with Verizon, Intellispace and Fairpoint Communication.

Steve Vella – CFO

Financial executive with private & public company experience. Significant private equity experience.

Andrew Bressman- Managing Director

Founded and built wireless broadband business. Deep business development background with all of the major wireless carriers.

Joe Costanzo – CTO

Founded and successfully sold a cutting edge technology & analytics company. Top rated technology expert, with focus on networking & data analytics.

Chris Barnes - EVP Sales & Business Development

Executive with long term experience in mobile advertising with a deep focus on sports & events based sales

Mike Wasik – President SIgnalShare Infrastructure

Executive with long term experience in wireless deployment for the hospitality & convention market.

Steve Tran – SVP Mobile products & analytics

Software executive who has successfully developed and sold mobile application & analytics based software

Investment Opportunity

- Major contracts in place with customers such as Golden State Warriors, Live Nation, Sands Expo, SAP, Indiana Pacers, among many others
- Management team with experience from wireless, mobile, data analytics and sponsorship.
- Total addressable mobile ad tech market of approximately $15 Billion
- Approaching 50M+ available users on our network based on existing installs, new installs and contracts in negotiation.
- $25+ Mil annual run-rate revenue, and just starting sponsorship rollout.

Everything we do is about delivering incremental revenue over fixed assets in order to give our partners and sponsors access to targeted demographic interaction

Who we are

SignalShare Live-Fi platform is designed to provide an enhanced experience and content delivery along with data collection and analysis for live events.

SignalShare provides all of the technology, infrastructure and resources necessary to construct a content delivery network for your event or venue.

Regardless of the location, event type or duration, SignalShare connects you with your fans and attendees in a whole new way.


Live-Fi
Data Collection & Analytics
SignalShare
Engagement Analysis
Content Design Network delivery

The Live-Fi™ Platform

SignalShare provides all of the engineering and technology elements to deploy a custom permanent or temporary network. We have the ability to provide all of the following:

- Management of the infrastructure
- Implementation of the network
- Data reporting and analytics
- Direct in device content delivery to support event communications and digital marketing initiatives

The Live-Fi™ Platform

mPower empowers our networks with the all the necessary components to effectively connect and communicate with your audience

Consists of:

- **Design, Implementation and Support services**
- **Locally based network appliance**
- **Content control and bandwidth controls**
- **Walled garden and Terms and Conditions tracking**
- **Data collection for all URL, Content and Mobile app request**
- **Content insertion to web browser of any connected device**

The Live-Fi™ Platform

nGage is an integrated product suite that helps you engage fans, optimize communications, target promotions and drive new advertising revenue over your WiFi network. It is Web based HTML5 requiring no download to the mobile device.

Consists of:

- **1-1 communication**
- **In-event promotions and offers**
- **Social media login and content aggregation**
- **Login with email, mobile numbers or other requested information**
- **Sponsorship activation**
- **Video content delivery**

The Live-Fi™ Platform

mPower Walled Garden and Data Capture examples


WELCOME!
Powered by
SAMSUNG
Please Accept the Terms & Conditions to Access our Network
I Agree to the Terms
View Terms

- Brand displayed
- Terms & Conditions
- Email capture option
- User info options


electric
ZOO
Powered by
SAMSUNG

- Redirects to…
- Sponsor offers
- Event info, offers
- VIP Upgrades


Banner Advertising
SAMSUNG
GALAXY S IV

- Sponsor ads
- Multiple rotating ads
- Discounts, coupons
- Event tie-in offers

SIGNALSHARE

The Live-Fi™ Platform

nGage examples

- Social Media Access
- Custom Toolbar
  - Team Stats
  - Player Content
  - Call Security button
  - Custom action
- Scrolling Fan Interactive Window
- Cloud based solution with real-time messaging
- Reach your fans *outside the event with in event content*


NOKIA
GOLDEN STATE WARRIORS
Playoff Central
TICKET
2013-14 SCHEDULE
PLAYER STATS
Who will win dot racing?
Racer Red
Go Go Green
True Blue
VOTE
15% off Swiss Bockwurst Sausages at Saag's during the 3rd Quarter!
Looks like Hilton Armstrong is on pace for a double double!

SIGNALSHARE

The Data


Top Domain / App Requests
Instagram
Twitter
Facebook
Apple
ESPN
Google
Weather
Pandora
Tumblr
Other
24%
20%
17%
9%
7%
8%
4%
3%
2%
6%

We all need to move closer to the end user:

Phase 1: Infrastructure
Phase 2: Managed Connectivity
Phase 3 : Audience Engagement

Mobile usage is on the rise

- Last 12 months WiFi usage climbed from 10-20% to 30-40% of attendance
- Devices are getting more advanced
- Higher expectations for robust connectivity

Device Statistics


Devices
3,000
2,500
2,000
1,500
1,000
500
0

	Friday	Saturday	Sunday
Unique Devices	868	1,151	2,855
New Devices	868	837	2,323
Repeat Devices	0	314	532

Real Time Event Insights


Promotion of Free WiFi
Artist takes the stage
Hit Song #1
Hit Song #2
Hit Song #3
"Social Push" Upload traffic surpasses Download during key events represents engagement opps
Download traffic surpases Upload Traffic as attendees sync up with business and social apps

SIGNALSHARE

Sample of our Clients

Pacers

Carolina Hurricanes

Detroit Red Wings

Golden State Warriors

Sands EXPO Venetian | Palazzo

SAP®

Sacramento Kings

Houston Rockets

iHeart RADIO

IBM

hp

sfx

Live Nation®

SIGNALSHARE

Testimonials

Detroit Red Wings

"It was a pleasure to work with SignalShare on our WiFi installation project in Joe Louis Arena. Their team has provided us with a state of the art solution and our fans love it."

-- Tod Caflisch, VP of Technology
Olympia Entertainment"

Indiana Pacers

"Anything I can do to leverage my WiFi I want to do because it's technology that's there and I want to drive revenue from it."

-- Kevin Naylor, VP of Information Technology
Pacers Sports & Entertainment

University of Maryland

"SignalShare's integrated, all-in-one solution empowers Maryland Athletics' staff to manage content, services and information to deliver a powerful fan experience."

-- Augustus Sam, Director of Technology
University of Maryland

SIGNALSHARE

SignalShare Communications

Leveraging core infrastructure & engineering knowhow for rapid deployment and improved gross margins

- Integrated managed service provider
  - Voice and data offering
  - Web hosting, email hosting
  - Co-location facility
  - SIP trunk and hosted services
  - Redundancy offering and backup
- Broad deployment in New York tri-state area and a presence in Chicago
- 100's of building with fiber and wireless access in the New York tri-state area
- WiFi offloading

WiFi Offloading

- Utilizing the 100's of building in the New York, we have the ability to do WiFi offloading for major cellular carriers
- AT&T – Nationwide offloading contract in place.


©2010 Google

SIGNALSHARE

WiFi and wireless backhaul solutions

- Utilizing the same 100's of building in the New York, we offer wireless broadband solution to nearby venues.
  - New York City Parks & Recreation Dept. – we provide the wireless backhaul for the free WiFi offered in these parks
- Event based wireless backhaul and WiFi solutions
  - Providing backhaul and local WiFi for temporary events in places like New York Central Park, Randall's Island etc.


F1
F2
F1
F1
F3
F1
F4
F1
F2

SignalShare Infrastructure

Combining network based management with cloud based content & services

<u>Collecting data analytics & delivering targeted advertising</u>

- Hospitality, Convention Center & meeting space
  - 25,000 rooms with Hyatt & expanding.
  - Approximately 50,000 rooms overall.
  - In excess of 300 hotels including public spaces & meeting rooms
  - Over 3 Million average clicks per month

- Improving guest experience while collecting analytics for hospitality brand, and monetizing targeted advertising.

HYATT HOTELS & RESORTS®

Hilton HOTELS & RESORTS

JW MARRIOTT HOTELS & RESORTS

Radisson HOTELS & RESORTS

How we monetize sponsorship partners

Better Brand Awareness

- Let guests know they' re using premium services
- Emotional brand building

Consumer Marketing

- Desirable demographic
- Known location
- Leisure time to explore

Interactive contact with guests

Simplified guest experience and ability to conduct interactive brand marketing



NOW

Affinity Programs

- Sign new customers while they' re experiencing your product/service

Local Services

- Market local services and events



WRIGLEY FIELD
HOME OF
CHICAGO CUBS

Connecting Guests to Their Brands and Services

SIGNALSHARE

Eyeball value

- Highly targeted and concentrated demographic.
- Ability to sell multiple venues and packages
- Ability to collect data analytics from sporting events, concerts, and hospitality venues.
- Showing venues how to monetize their infrastructure.

Overall Potential user / eyeball impressions

Venue	Annual Attendees
NBA / NHL / NFL	17.493,500
NCAA	1,746,530
Tri-State Parks	1,320,000
Concerts / Festivals	1,139,000
Convention Center	18,000,000
Hospitality	10,950,000
Total	50,649,030

Current installs, new installs and contracts in negotiation


INVESTMENT VALUATION
Digital Dollars
Mobile-ad spending is expected to take share from other media.
100%
75
50
25
0
Directories
Outdoor
Radio
Print
Digital
Mobile
TV
forecasts
2012 '13 '14 '15 '16
Source: eMarketer
The Wall Street Journal
Valued Customers
Valuation per user and date of data
Spotify $167.7 November 2013
Twitter 144.0 December 2013
Facebook 126.4 December 2013
Supercell 100.0 November 2013
Snapchat* 92.3 November 2013
WhatsApp 42.2 February 2014
YouTube 33.0 October 2006
Instagram 28.6 April 2012
Skype 12.8 May 2011
*User count based on estimate of 26 million US Snapchat users representing 80% of Snapchat's total user base
Sources: the companies; Pew Research Center (Snapchat)
The Wall Street Journal
SIGNALSHARE HAS OVER 50 MILLION POTENTIAL USERS

Summary

- **We are a unique media company, providing the networking and content sponsorship needed to monetize networks.**
- **We have a sustainable, competitive advantage over hardware companies and media companies in our ability to offer multiple platforms and venues to advertisers and professional teams / corporations.**
- **Eyeball concentration is getting harder for companies to acquire, which makes our offerings extremely valuable.**
- **We are just getting started on rolling out our seasonal advertising platform and revenue.**


Thank you
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